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NATIONS MARSICO MIDCAP GROWTH FUND

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ABOUT THE SUB-ADVISER

BACAP IS THIS FUND'S ADVISER, AND MARSICO CAPITAL MANAGEMENT, LLC (MARSICO CAPITAL) IS ITS SUB-ADVISER. CORYDON J. GILCHRIST IS THE PORTFOLIO MANAGER AND MAKES THE DAY-TO-DAY INVESTMENT DECISIONS FOR THE FUND.




 YOU'LL FIND MORE ABOUT MARSICO CAPITAL AND MR. GILCHRIST ON PAGE 157.

WHAT IS A MIDCAP GROWTH FUND?

A MIDCAP GROWTH FUND INVESTS IN MEDIUM-SIZED COMPANIES WHOSE EARNINGS ARE EXPECTED TO GROW OR TO CONTINUE GROWING. THESE COMPANIES MAY BE EXPANDING IN EXISTING MARKETS, ENTERING INTO NEW MARKETS, DEVELOPING NEW PRODUCTS OR INCREASING THEIR PROFIT MARGINS BY GAINING MARKET SHARE OR STREAMLINING THEIR OPERATIONS.

THESE COMPANIES CAN HAVE BETTER POTENTIAL FOR RAPID EARNINGS THAN LARGER COMPANIES. THEY MAY, HOWEVER, HAVE A HARDER TIME SECURING FINANCING AND MAY BE MORE SENSITIVE TO A SETBACK IN SALES THAN LARGER, MORE ESTABLISHED COMPANIES.

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
(TARGET GRAPHIC)   INVESTMENT OBJECTIVE
                   The Fund seeks long-term capital growth by investing primarily in equity securities.

(COMPASS GRAPHIC)  PRINCIPAL INVESTMENT STRATEGIES
                   Under normal circumstances, the Fund will invest at least 80% of its assets in
                   U.S. companies whose market capitalizations are within the range of companies within the Russell Midcap Growth Index (currently between $1.4 billion and $13.3 billion, but subject to change due to market fluctuations) and that are believed to have the potential for long-term growth. The Fund usually holds a core position of between 50 and 75 equity securities. The Fund may hold up to 15% of its assets in foreign securities.

The Fund may also invest in non-equity securities (which aren't part of its principal investment strategies), but it won't hold more than 10% of its assets in any one type of these non-equity securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes that may include factors such as the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards and transparent financial disclosure), strong and ethical management, apparent commitment to shareholder interests and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to attempt to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to attempt to replicate and describe a company's past, present and future performance. The models include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.
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 YOU'LL FIND MORE ABOUT OTHER RISKS OF INVESTING IN THIS FUND IN OTHER
 IMPORTANT INFORMATION AND IN THE SAI.

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
(LINE GRAPH        PRINCIPAL RISKS AND OTHER THINGS TO CONSIDER
  GRAPHIC)         Nations Marsico MidCap Growth Fund has the following principal risks:

      - INVESTMENT STRATEGY RISK -- The team chooses stocks that it believes have the potential for superior long-term growth. There is a risk that the value of these investments will not rise as high as the team expects, or will fall.

      - STOCK MARKET RISK -- The value of the stocks the Fund holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


      - MID-CAPITALIZATION COMPANY RISK -- Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies because they may have more limited financial resources and markets than larger companies. The stocks of mid-capitalization companies may trade less frequently and in more limited volume than those of larger companies. Additionally, mid-capitalization stocks may be more volatile than those of larger companies.



      - FOREIGN INVESTMENT RISK -- Because the Fund may invest up to 15% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, also may apply to some foreign investments.